ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2023, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Large-Cap Growth Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements and Investment Strategy Change

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) new subadvisory agreements with J.P. Morgan Investment Management Inc. and Putnam Investment Management, LLC to serve as additional subadvisers to the Portfolio alongside ClearBridge Investments, LLC, Jennison Associates LLC and T. Rowe Price Associates, Inc.; (ii) certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iii) revisions to the Portfolio’s management fee schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about December 16, 2024.

In addition, the Board approved, subject to shareholder approval, the reorganization of the AST Mid-Cap Growth Portfolio, also a series of the Trust, into the Portfolio (the Reorganization). The above changes are contingent on approval of the Reorganization by shareholders of the AST Mid-Cap Growth Portfolio.

If the Reorganization is approved, more detailed information will be provided in a supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI in November 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

151SUP2